Exhibit 99.1

NEWS RELEASE
Independent Bank Corp. 288 Union Street Rockland, MA 02370
Investor Contacts: Chris Oddleifson President and Chief Executive Officer (781) 982-6660 Robert Cozzone Chief Financial Officer (781) 982-6723

INDEPENDENT BANK CORP. ANNOUNCES
COMPLETION OF MAYFLOWER BANCORP, INC. ACQUISITION
AND RESULTS OF STOCK/CASH ELECTIONS

Rockland, Massachusetts (November 15, 2013). Independent Bank Corp. (NASDAQ: INDB), parent of Rockland Trust Company, today announced the completion of its acquisition of Mayflower Bancorp, Inc. (NASDAQ: MFLR), parent of Mayflower Co-operative Bank d/b/a Mayflower Bank.

“We are pleased to welcome Mayflower Bank customers and colleagues to Rockland Trust,” said Christopher Oddleifson, the Chief Executive Officer of Independent and Rockland Trust. “Rockland Trust has a wide range of products and services and convenient locations located across Eastern Massachusetts. Rockland Trust is committed to providing a superior customer experience, and we look forward to introducing Mayflower customers to all that Rockland Trust has to offer.”

The legal closing occurred today. The acquisition will be effective as of 11:59 p.m., at which time Mayflower Bancorp, Inc. will be merged with and into Independent, with Independent the surviving entity, and Mayflower Bank merged with and into Rockland Trust, with Rockland Trust the surviving entity. On Monday, November 18, 2013, the four former Mayflower Bank branches located at 30 South Main Street in Middleboro, 94 Court Street in Plymouth, 565 Rounseville Road in Rochester, and at 2420 Cranberry Highway in Wareham will open and immediately begin to operate as Rockland Trust locations. The four other former Mayflower Bank branches are being closed and consolidated into existing Rockland Trust locations. Independent anticipates that the transaction will, excluding one-time acquisition expenses, be immediately accretive.

The results of the elections made by Mayflower shareholders as to the form of consideration to be received due to the merger are as follows:

Stock Elections: Stock elections were oversubscribed and therefore subject to the pro-ration calculations specified in the merger agreement, so that in the aggregate 70% of the shares of Mayflower common stock outstanding immediately prior to the merger were converted into shares of Independent common stock and the remaining 30% of the shares of Mayflower common stock outstanding immediately prior to the merger were converted into the right to receive $17.50 in cash, without interest. Due to the pro-ration required by the oversubscription of stock elections, Mayflower shareholders who validly elected to receive stock will receive 0.565 shares of Independent common stock for 77.58222% of their shares and $17.50 in cash, without interest, for 22.41778% of their shares.

Non-Elections: Mayflower shareholders who validly elected either the “No Preference” choice or who did not make a valid election will receive $17.50 in cash, without interest, for each share of Mayflower common stock held immediately prior to the Merger.

Cash Elections: Mayflower shareholders who validly elected to receive all cash will receive $17.50 in cash, without interest, for each share of Mayflower common stock with respect to which that election was made.

Under the merger terms, cash will be issued in lieu of fractional shares.

As a result of the elections and pro-ration described above, Mayflower shareholders will receive 818,715 shares of Independent common stock in the aggregate and $10,867,899 in cash in the aggregate, an amount which does not include cash issued in lieu of fractional shares. Including the shares issued in connection with the acquisition, Independent now has 23,787,234 shares of common stock outstanding.

About Independent Bank Corp.

Independent Bank Corp., which has Rockland Trust Company as its wholly-owned commercial bank subsidiary, has approximately $6.2 billion in assets. Rockland Trust provides a wide range of consumer, business, investment, and insurance products and services. Named a Boston Globe "Best Place to Work" for four consecutive years and one of America's "Best Banks" by Forbes for three consecutive years, Rockland Trust's network consists of 75 retail branches, 10 commercial lending offices, four investment management offices, and three residential lending centers throughout Eastern Massachusetts and Rhode Island. To find out why Rockland Trust is the bank “Where Each Relationship Matters®”, visit www.RocklandTrust.com. Member FDIC. Equal Housing Lender.

Forward Looking Statements:

Statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, statements in future filings of Independent with the Securities Exchange Commission (the “SEC”), in press releases, and in oral and written statements made by or with the approval of Independent that are not statements of historical fact may also constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements of plans, objectives, and expectations of management or the Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict. Actual outcomes and results, therefore, may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses involved in the merger will not be integrated successfully or such integration may be more difficult, time-consuming, or costly than expected; (ii) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (iii) revenues following the merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the merger including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) local, regional, national and international economic conditions and the impact they may have on the parties to the merger and their customers; (vi) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (vii) prepayment speeds, loan originations, and credit losses; (viii) sources of liquidity; (ix) shares of common stock outstanding and common stock price volatility; (x) fair value of and number of stock-based compensation awards to be issued in future periods; (xi) legislation affecting the financial services industry as a whole, and/or the parties and their subsidiaries individually or collectively; (xii) regulatory supervision and oversight, including required capital levels; (xiii) increasing price and product/service competition by competitors, including new entrants; (xiv) rapid technological developments and changes; (xv) the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xvi) the mix of products/services; (xvii) containing costs and expenses; (xviii) governmental and public policy changes; (xix) protection and validity of intellectual property rights; (xx) reliance on large customers; (xxi) technological, implementation and cost/financial risks in large, multi-year contracts; (xxii) the outcome of pending and future litigation and governmental proceedings; (xxiii) continued availability of financing; (xxiv) financial resources in the amounts, at the times, and on the terms required to support future business; and, (xxv) material differences in the actual financial results of merger and acquisition activities compared with expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause Independent’s results to differ materially from those described in the forward-looking statements can be found in Independent’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the transaction or other matters are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. Independent undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it was made, or to reflect the occurrence of unanticipated events.

Additional Information:

In connection with the merger, Independent has filed with the SEC a Registration Statement on Form S-4 that includes a Proxy Statement of Mayflower and a Prospectus of Independent, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You may obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Independent and Mayflower, at the SEC’s Internet site (http://www.sec.gov). You may also obtain these documents from Independent, free of charge, at www.RocklandTrust.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Copies of the Proxy Statement/Prospectus and the SEC filings incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370, (781) 982-6858.